UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: March 7, 2005

(Date of earliest event reported)

LOUD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16220 Wood-Red Road, N.E.
Woodinville, Washington 98072

(Address of principal executive offices, including zip code)

(425) 892-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 7, 2005, LOUD Technologies Inc. (the “Company”) filed a Current Report on Form 8-K announcing the merger of SLM Merger Corp., a Missouri corporation and an indirect wholly owned subsidiary of the Company, with and into St. Louis Music, Inc. (“St. Louis Music”), a Missouri corporation, pursuant to the Acquisition Agreement, dated as of March 4, 2005, by and among the Company, SLM Holding Corp., SLM Merger Corp. and St. Louis Music, Inc. (the “Merger”).

On May 16, 2005, the Company filed a Current Report on Form 8-K stating that the financial statements as required by Item 9.01(a) of Form 8-K relating to the Merger could not be filed timely without undue hardship and expense within the prescribed time period and anticipated that such financial statements would be filed by June 30, 2005.

The required financial statements for the Merger are undergoing an internal review and the Company now anticipates that these financial statements will be filed by the end of July 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2005
LOUD Technologies Inc.

	By:	/s/ James T. Engen
James T. Engen
Chief Executive Officer and President